Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned individuals (collectively, the "Reporting Persons") hereby authorizes and designates such person or entity as is designated by Kevin Littlejohn (the "Designated Filer") to prepare and file on behalf of such Reporting Person individually, or jointly together with other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form
5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act") and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") (collectively, the "Reports") with respect to each Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

     Each Reporting Person hereby further authorizes and designates Kevin Littlejohn (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted (including, without limitation, obtaining any Edgar access codes).

     The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.





June 17, 2004                                       /s/ Stephen D. Arnold
                                                  ------------------------------
                                                  Stephen D. Arnold


June 17, 2004                                       /s/ Jonathan A. Flint
                                                  ------------------------------
                                                  Jonathan A. Flint


June 17, 2004                                       /s/ Terrance G. McGuire
                                                  ------------------------------
                                                  Terrance G. McGuire


June 17, 2004                                       /s/ Alan G. Spoon
                                                  ------------------------------
                                                  Alan G. Spoon

                                                                      Exhibit 24


June 17, 2004                                       /s/ John J. Gannon
                                                  -----------------------------
                                                  John J. Gannon


June 17, 2004                                       /s/ Brian Chee
                                                  -----------------------------
                                                  Brian Chee


June 17, 2004                                       /s/ Michael Hirshland
                                                  -----------------------------
                                                  Michael Hirshland


June 17, 2004                                       /s/ David Barrett
                                                  -----------------------------
                                                  David Barrett


June 17, 2004                                       /s/ Robert Metcalfe
                                                  -----------------------------
                                                  Robert Metcalfe


June 17, 2004                                       /s/ Christoph Westphal
                                                  -----------------------------
                                                  Christoph Westphal


June 17, 2004                                     Stoneybrook L.L.C.
                                                  By:   /s/ Robert L. Carson
                                                     --------------------------
                                                  Robert L. Carson
                                                  Managing Member


June 17, 2004                                     Polaris Venture Partners LP
                                                  By: Polaris Venture Management
                                                       Co LLC
                                                      Its General Partner

                                                     /s/ Terrance G. McGuire
                                                  -----------------------------
                                                  Terrance G. McGuire
                                                  Managing Member


June 17, 2004                                     Polaris Venture Partners
                                                   Founders' Fund LP
                                                  By: Polaris Venture Management
                                                       Co LLC
                                                      Its General Partner

                                                     /s/ Terrance G. McGuire
                                                  ------------------------------
                                                  Terrance G. McGuire
                                                  Managing Member

                                                                      Exhibit 24



June 17, 2004                                    Polaris Venture Partners II LP
                                                 By: Polaris Venture Management
                                                      Co II LLC
                                                     Its General Partner

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Partners
                                                  Founders' Fund II LP
                                                 By: Polaris Venture Management
                                                      Co II LLC
                                                     Its General Partner

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Partners III LP
                                                 By: Polaris Venture Management
                                                      Co III LLC
                                                     Its General Partner

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Partners
                                                  Entrepreneurs' Fund III LP
                                                 By: Polaris Venture Management
                                                      Co III LLC
                                                     Its General Partner

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member

                                                                      Exhibit 24


June 17, 2004                                    Polaris Venture Partners
                                                  Founders' Fund III LP
                                                 By: Polaris Venture Management
                                                      Co III LLC
                                                     Its General Partner

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Partners IV LP
                                                 By: Polaris Venture Management
                                                      Co IV LLC
                                                     Its General Partner

                                                   /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Partners
                                                  Entrepreneurs' Fund IV LP
                                                 By: Polaris Venture Management
                                                      Co IV LLC
                                                     Its General Partner

                                                   /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Management Co
                                                  LLC

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Management Co
                                                  II LLC

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Management Co
                                                  III LLC

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member


June 17, 2004                                    Polaris Venture Management Co
                                                  IV LLC

                                                    /s/ Terrance G. McGuire
                                                 -------------------------------
                                                 Terrance G. McGuire
                                                 Managing Member